Capital structure	12 Months Ended
Dec. 31, 2018
Banking and Thrift [Abstract]
Capital structure
Note 24: Capital structure

Authorized Capital
On September 16, 2016, the Bank began trading on the New York Stock Exchange under the ticker symbol "NTB". The offering of 12,234,042 common shares consisted of 5,957,447 newly issued common shares sold by Butterfield and 6,276,595 common shares sold by certain selling shareholders, including 1,595,744 common shares sold by certain of the selling shareholders pursuant to the underwriters’ option to purchase additional shares, which was exercised in full prior to the closing.

On July 25, 2016, the Bank’s board of directors approved a consolidation of the existing common shares on the basis of a 10 to 1 ratio, subject to shareholder approval. As a result of this consolidation, effective September 6, 2016 upon shareholder approval, every 10 common shares of par value BM$0.01 were consolidated into 1 common share of par value BM$0.10 (the “Share Consolidation”).

In addition, as of September 6, 2016, the par value of each issued common share and each authorized but unissued common share was reduced from BM$0.10 to BM$0.01 and the authorized share capital of the Bank was correspondingly reduced from 2,000,000,000 common shares of par value BM$0.10 each, 6,000,000,000 non‑voting ordinary shares of par value BM$0.01 each, 110,200,001 preference shares of par value US$0.01 each and 50,000,000 preference shares of par value £0.01 each to 2,000,000,000 common shares of par value BM$0.01 each, 6,000,000,000 non‑voting ordinary shares of par value BM$0.01 each, 110,200,001 preference shares of par value US$0.01 each and 50,000,000 preference shares of par value £0.01 each, without any payment by the Bank to the holders of the voting ordinary shares in respect thereof (the “Reduction in Par Value” and together with the Share Consolidation, the “Reverse Share Split”).

Immediately following the Reduction in Par Value, the Bank repurchased any and all fractions of common shares issued and outstanding from the holders thereof. All share, share‑based payments and dividend information presented in these consolidated financial statements and accompanying footnotes has been retroactively adjusted to reflect the decreased number of shares resulting from this action.

Prior to the Reverse Share Split, the Bank’s total authorized share capital consisted of (i) 20 billion common shares of par value BM$0.01, (ii) 6 billion non‑voting ordinary shares of par value BM$0.01; (iii) 110,200,001 preference shares of par value US$0.01 and (iv) 50 million preference shares of par value £0.01.

Preference Shares
On June 22, 2009, the Bank issued 200,000 Government guaranteed, 8.00% non-cumulative perpetual limited voting preference shares (the “preference shares”). The issuance price was US$1,000 per share.

The preference share principal and dividend payments were guaranteed by the Government of Bermuda. At any time after the expiry of the guarantee offered by the Government of Bermuda, and subject to the approval of the BMA, the Bank would have been able to redeem, in whole or in part, any preference shares at the time issued and outstanding, at a redemption price equal to the liquidation preference plus any unpaid dividends at the time.

Holders of preference shares were entitled to receive, on each preference share only when, as and if declared by the Board of Directors, non-cumulative cash dividends at a rate per annum equal to 8.00% on the liquidation preference of US $1,000 per preference share payable quarterly in arrears. In exchange for the Government's commitment, the Bank issued to the Government a warrant that, upon issuance, allowed the purchase of 427,960 common shares of the Bank at an exercise price of $70.10 per share. The warrant which, after adjustments in accordance with anti-dilution terms allowed for the purchase of 432,028 shares with an exercise price of $34.72 per share was repurchased and canceled by the Bank in December 2016.

On December 15, 2016, the Bank effected a mandatory redemption of its preference shares by paying a make-whole redemption payment (the "make-whole redemption price") of USD $1,180.00 per preference share to preference shareholders of record as at December 1, 2016. The make-whole redemption price comprised the sum of the dividend per preference share for the current quarter in which the redemption took place, the $1,000 liquidation preference per preference share, discounted for present value, and the present value of future dividend payments through June 22, 2019. Following the payment of the make-whole redemption price, all issued and outstanding preference shares were redeemed, canceled and reverted to authorized but unissued preference shares of the Bank. The preference shares were also delisted from both the BSX and the Luxembourg Stock Exchange.

Dividends Declared
During the year ended December 31, 2018, the Bank paid cash dividends of $1.52 (December 31, 2017: $1.28, December 31, 2016: $0.40) for each common share as of the related record dates. Subsequent to year-end, the Bank declared a fourth interim dividend of $0.44 per common share to be paid to shareholders of record on March 4, 2019. During the year ended December 31, 2016, the Bank declared the full 8.00% cash dividends on preference shares. As the preference shares were completely redeemed on December 15, 2016, there were nil cash dividends on preference shares for the years ended December 31, 2017 and 2018.

The Bank is required to comply with Section 54 of the Companies Act 1981 issued by the Government of Bermuda (the “Companies Act”) each time a dividend is declared or paid by the Bank and also obtain prior written consent from the BMA pursuant to the Banks and Deposit Companies Act 1999 for any dividends declared. The Bank has complied with Section 54 and has obtained BMA consent for all dividends declared during the periods presented.

Regulatory Capital
Effective January 1, 2016, the Bank’s regulatory capital is determined in accordance with current Basel III guidelines as issued by the BMA. Basel III adopts CET1 as the predominant form of regulatory capital with the CET1 ratio as a new metric. Basel III also adopts the new Leverage Ratio regime, which is calculated by dividing Tier 1 capital by an exposure measure. The Leverage Ratio Exposure Measure consists of total assets (excluding items deducted from Tier 1 capital) and certain off-balance sheet items converted into credit exposure equivalents as well as adjustments for derivatives to reflect credit risk and other risks. Prior to January 1, 2016, the Bank’s regulatory capital was determined in accordance with Basel II guidelines as issued by the BMA.

The Bank is fully compliant with all regulatory capital requirements and maintains capital ratios in excess of regulatory minimums as at December 31, 2018 and December 31, 2017. The following table sets forth the Bank's capital adequacy in accordance with the Basel III framework:

	December 31, 2018		December 31, 2017
	Actual	Regulatory minimum	Actual	Regulatory minimum
Capital
CET 1 capital	846,043	N/A	772,311	N/A
Tier 1 capital	846,043	N/A	772,311	N/A
Tier 2 capital	121,521	N/A	74,010	N/A
Total capital	967,564	N/A	846,321	N/A

Risk Weighted Assets	4,321,354	N/A	4,254,178	N/A

Leverage Ratio Exposure Measure	11,139,677	N/A	11,195,173	N/A

Capital Ratios (%)
CET 1 capital	19.6%	9.4%	18.2%	8.8%
Tier 1 capital	19.6%	10.9%	18.2%	10.3%
Total capital	22.4%	15.6%	19.9%	14.9%
Leverage ratio	7.6%	5.0%	6.9%	5.0%